UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported)
October 13, 2015
NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	1-16411	No. 80-0640649
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification Number)
2980 Fairview Park Drive, Falls Church, Virginia 22042
www.northropgrumman.com
(Address of principal executive offices and internet site)
(703) 280-2900
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3
Item 9.01 Financial Statements and Exhibits	3
SIGNATURE	4
INDEX TO EXHIBITS	5

EXHIBIT 99.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)(e) On October 14, 2015, Northrop Grumman Corporation (the “Company”) announced that on October 13, 2015 the Board of Directors elected three current officers to new officer positions, in each case effective January 1, 2016: Gloria A. Flach, currently Corporate Vice President and President, Electronic Systems has been elected to the position of Corporate Vice President and Chief Operating Officer ; Kathy J. Warden, currently Corporate Vice President and President, Information Systems has been elected to the position of Corporate Vice President and President, Mission Systems; and Christopher T. Jones, Corporate Vice President, Technical Services has been elected to the position of Corporate Vice President, Technology Services.

Ms. Flach, age 56, who has been employed by the Company since 1981, has held the position of Corporate Vice President and President, Electronic Systems, since January 2013. Prior to her current position, Ms. Flach held several other positions with the Company, including Corporate Vice President and President, Enterprise Shared Services (2010-2012); and Sector Vice President and General Manager, Targeting Systems Division, Electronic Systems Sector (2010).

Ms. Warden, age 44, who has been employed by the Company since 2008, has held the position of Corporate Vice President and President, Information Systems since January 2013. Prior to her current position, Ms. Warden held several other positions with the Company, including Vice President and General Manager, Cyber Intelligence Division (2011-2012); and Vice President, Cyber and SIGINT business unit (2008-2011).

Mr. Jones, age 51, who has been employed by the Company since 2004, has held the position of Corporate Vice President, and President, Technical Services since January 2013. Prior to his current position, Mr. Jones held several other positions with the Company, including Vice President and General Manager, Integrated Logistics and Modernization Division, Technical Services Sector (2010-2012).

Each of these officers will continue at this time to receive salary, bonus and equity awards, and to participate in other benefit and compensation plans, consistent with her or his current compensation arrangements. Ms. Flach and Ms. Warden each will receive a relocation payment in the amount of $250,000 in connection with her new position. The Company has not entered into any other new material compensatory arrangements specific to Ms. Flach, Ms. Warden or Mr. Jones.

In their new roles, each of these officers will continue to report to Wes Bush, Chairman, Chief Executive Officer and President.
A copy of the Company’s press release announcing these officer changes is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

     (d) Exhibits

A copy of the press release announcing these actions is furnished as Exhibit 99.1 to this Form 8-K and incorporated by reference.

Exhibit No.	Description
Exhibit 99.1	Press Release (“Northrop Grumman Announces Organization and Leadership Changes”), dated October 14, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION
(Registrant)
By:	/s/ Jennifer C. McGarey
Jennifer C. McGarey
Corporate Vice President and Secretary

Date: October 15, 2015

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Press Release (“Northrop Grumman Announces Organization and Leadership Changes”), dated October 14, 2015.